VANGUARD VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT B

Supplement dated November 5, 2019

to the

Prospectus dated May 1, 2019

Effective on or about the close of business on December 5, 2019 (“suspension date”), the Vanguard Variable Annuity will no longer be available for purchase by new policy owners.

In order to purchase the Vanguard Variable Annuity prior to the suspension date, your completed application must be signed December 5, 2019 or earlier, received by December 16, 2019, and initial premium must be received by the close of the New York Stock Exchange on January 31, 2020. If these conditions are not met, your application will be considered not in good order and a policy will not be issued.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Vanguard Variable Annuity dated May 1, 2019